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                                                                      EXHIBIT 99

                                  CERTIFICATION

I, Joaquin Blaya, Chief Executive Officer of Radio Unica Corp. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The quarterly report on Form 10-Q of the Company for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 13th day of August, 2002.

                                           /s/ Joaquin Blaya
                                           -------------------------------------
                                           Joaquin Blaya
                                           Chairman and Chief Executive Officer

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                                  CERTIFICATION

I, Steven E. Dawson, Chief Financial Officer of Radio Unica Corp. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The quarterly report on Form 10-Q of the Company for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 13th day of August, 2002.

                                                      /s/ Steven E. Dawson
                                                      --------------------------
                                                      Steven E. Dawson
                                                      Chief Financial Officer